UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2014

SIGNPATH PHARMA INC.
(Exact name of registrant as specified in its charter)

Delaware	333-158474	20-5079533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 California Road, Quakertown, Pennsylvania, 18951
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 538-9996

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On June 3, 2014, SignPath Pharma Inc. issued a press release titled “SignPath Pharma Announces IND Approval of Liposomal Curcumin for Clinical Trials of Drug Resistant Non-Small Cell Lung Cancer and Progressive Parkinson’s Disease” (the “Press Release”).  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.  The information in the Press Release is intended to be furnished under this Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release dated June 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX GLOBAL HOLDINGS CORP.

Dated: June 9, 2014	By:	/s/ Lawrence Helson, M.D.
Name: Lawrence Helson, M.D.
Title: Chief Executive Officer